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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 9, 2004

                                EFC BANCORP, INC.
                                -----------------
             (Exact name of Registrant as specified in its Charter)

     Delaware                     1-13605                   36-4193304
-------------------               -------                   ----------
(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)



1695 Larkin Avenue, Elgin, Illinois                   60123
-----------------------------------                   -----
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (847) 741-3900
                                                      --------------





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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated January 9, 2004.

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

      On January 9, 2004, EFC Bancorp, Inc. issued a press release announcing that the Company's annual meeting of stockholders will be held on April 20, 2004.

      The press release is attached as Exhibit 99.1 and incorporated by reference.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               EFC BANCORP, INC.




Date: January 9, 2003          By: /s/ Barrett J. O'Connor
                                   ---------------------------------------------
                                   Barrett J. O'Connor
                                   President and Chief Executive Officer




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EXHIBIT 99.1      PRESS RELEASE